UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2023

Qualis Innovations, Inc.

(Exact name of registrant as specified in its charter)

333-260982	84-2488498
(Commission File Number)	(IRS Employer Identification Number)

6898 S. University Blvd., Suite 100, Centennial, CO	80122
(Address of Principal Executive Offices)	(Zip Code)

(484) 483-2134

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 16, 2023, Qualis Innovations, Inc. (the “Company,” “we,” “our”) retained Victor Mokuolu, CPA PLLC (“VMCPA”), as our new independent registered public accounting firm. The appointment of VMCPA was approved by the Board of Directors of the Company. As a result of our engagement of VMCPA, on April 4, 2023, we dismissed Kreit & Chiu CPA LLP (formerly Paris, Kreit & Chiu CPA LLP) (“K&C”) as our independent registered public accounting firm.

During the two most recent fiscal years prior to such date (December 31, 2022 and 2021), and through the date of dismissal, there were no disagreements with K&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of K&C, would have caused K&C to make reference to the subject matter of the disagreement in its report. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K up to and including the dismissal of K&C, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

K&C did not audit the Company’s financial statements for the fiscal year ending December 31, 2022, and its report on the consolidated financial statements of the Company as, at, and for the fiscal years ended December 31, 2021 and 2020, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. There were and are no limitations placed on K&C concerning the inquiry of any matter related to the Company’s financial reporting.

On July 11, 2024, the Company provided K&C with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter from K&C dated July 15, 2024, is attached hereto as Exhibit 16.1 to this Form 8-K.

During the Company’s two fiscal years ending December 31, 2022 and 2021, and the subsequent interim period preceding our engagement of VMCPA, we had not previously consulted with VMCPA with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was given to the Company by VMCPA that VMCPA concluded was an important factor considered by the Company in reaching its decision as to the accounting, auditing, or financial reporting issue; or (b) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from K&C dated July 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIS INNOVATIONS, INC.
Dated: July 15, 2024
	By:	/s/ Patrick Adams
Patrick Adams
Acting Chief Executive Officer